Global Atlantic Portfolios

Global Atlantic Franklin Dividend and Income Managed Risk Portfolio

(the “Portfolio”)

Class II Shares

Supplement dated August 12, 2022

to the Summary Prospectus

dated May 1, 2022 (the “Summary Prospectus”)

Effective October 1, 2022 David Yuen will no longer serve as a portfolio manager for the Portfolio. In addition, effective August 1, 2022, Thomas Runkel will serve as a portfolio manager for the Portfolio. Accordingly, effective October 1, 2022, all references to Mr. Yuen in the Summary Prospectus are deleted in their entirety.

The information under the heading “MANAGEMENT” is updated to include the following row to the table below the row for Ms. Chou:

Thomas Runkel, CFA	Vice President and Portfolio Manager of Franklin Advisers	August 1, 2022

This Supplement and the Summary Prospectus, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

FVIT-1073_081222